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                                                                  EXHIBIT 10.4.2

                     LEASE AMENDMENT AND EXTENSION AGREEMENT

         This lease amendment and extension agreement is made on January 6, 2003, by MDR FITNESS CORP., whose address is 14101 NW 4th St., in Sunrise, Broward County, Florida (referred to in this instrument as "Landlord"), and DIAMONDDEPOT.COM, INC., whose address is 14001 NW 4th St., in Sunrise, Broward County, Florida ("Tenant").

                                    RECITALS

         Pursuant to the lease dated December 14, 1999 ("Lease"), Tenant let from Landlord 20,500 square feet of net rentable area in the building located at 14001 NW 4th St., Sunrise, Broward County, Florida (the "Premises"), and more specifically described in the Lease, for a term which expires on December 31, 2004 (the "Lease Termination Date").

         Landlord and Tenant desire to extend the Lease for a term of one (1) year from the Lease Termination Date.

         Therefore, in consideration of the mutual promises contained in this lease amendment and extension agreement, the parties agree as follows:

                                   SECTION ONE
                                  CONSTRUCTION

         This lease amendment and extension agreement shall be construed in conjunction with the Lease and, except as amended by this instrument, all of the terms, covenants, and conditions of the Lease shall remain in full force and effect and are ratified and confirmed by this instrument.

                                   SECTION TWO
                                  DEFINED TERMS

         All terms used in this lease amendment and extension agreement shall have the meanings ascribed to them in the Lease unless otherwise defined in this instrument.

                                  SECTION THREE
                                   LEASE TERM

         The term of the letting of the Premises shall be extended to and shall terminate on December 31, 2005.




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                                  SECTION FOUR
                                    BASE RENT

         Tenant shall pay one half of the 2003 Base Rent in the amount of $143,542.63, in advance, due on January 8, 2003.

         Beginning on July 1, 2003, Tenant shall pay the remainder of the 2003 Base Rent in equal monthly installments, in advance on the first day of each month in the manner provided in the Lease. Tenant shall pay the 2004 and 2005 Base Rents in equal monthly installments, in advance on the first day of each month in the manner provided in the Lease.

         The 2005 Base Rent shall not be adjusted for changes in the cost of living.

                                  SECTION FIVE
                                 ADDITIONAL RENT

         Tenant shall make payments with respect to real estate taxes, sales tax, operating expenses, insurance, and other additional rent, if any, in the manner provided in the Lease.

         In witness, Landlord and Tenant duly executed this lease amendment and extension agreement, as of the day and year written above.


LANDLORD:  MDR FITNESS CORP.                   Witnesses:


By: /s/ Pat Riley
    ------------------------------          -----------------------------------
Name:                                       Print Name:
                                                      -------------------------
Title:
                                            -----------------------------------
                                            Print Name:
                                                      -------------------------


TENANT: ODIMO INCORPORATED                  Witnesses:


By: /s/ Alan Lipton
    ------------------------------          -----------------------------------
Name: Alan Lipton                           Print Name:
                                                      -------------------------
Title: President
                                            -----------------------------------
                                            Print Name:
                                                      -------------------------



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ODIMO INCORPORATED
ANALYSIS OF RENT EXPENSE
Base rent including CPI                                     $287,085.26
                                                            -----------

One-half of base rent                                       $143,542.63
2002 RE Tax                                                   45,512.11
2002 CAM                                                       4,659.83
2002 Property Insurance                                       16,382.90
2002 Flood Insurance                                             479.00

Subtotal due on 1/10/03                                      210,576.47
Sales tax                                                     12,634.59
                                                            -----------
TOTAL DUE ON 1/10/03                                        $223,211.06
                                                            ===========

BALANCE DUE MONTHLY AS OF 7/11/03
One-half of base rent                                       $143,542.63
Sales tax                                                      8,612.56
                                                            -----------
Total due on lease                                          $152,155.19
                                                            ===========

Monthly payment beginning 7/11/03                           $ 25,359.20
                                                            ===========


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